                                                                    Exhibit 10.1

         Confidential treatment has been requested for portions of this Exhibit. The Confidential Portions have been redacted and are denoted by [ * * * ]. The Confidential Portions have been separately filed with the Commission.

                                  AMENDMENT ONE
                                     to the
                           SOFTWARE LICENSE AGREEMENT
                                     between
                       NETSCAPE COMMUNICATIONS CORPORATION
                                       and
                                  VOXWARE, INC.


         THIS AMENDMENT ("Amendment One") is made and entered into as of December 16, 1997 ("Effective Date"), by and between Netscape Communications Corporation, a California corporation located at 501 East Middlefield Road, Mountain View, CA 94043 ("Netscape"), and Voxware, Inc., a Delaware corporation located at 305 College Road East, Princeton, NJ 08540 ("Voxware").

                                    Recitals

         The parties entered into a Software License Agreement dated January 31, 1996, as amended by the Letter Agreement dated September 30, 1997, pursuant to which Netscape licensed the Voxware Products for use in Netscape's products (collectively, the "Agreement"), which Agreement remains in effect;

         Netscape now desires to license certain other programs of Voxware as specified in this Amendment, for use in certain specified Netscape products, in replacement of the license to the Voxware Products in the Agreement;

         The parties now wish to modify the Agreement in order to grant to Netscape the license to the said other programs in accordance with the terms of this Amendment One.

         NOW, THEREFORE, the parties hereby agree to modify the Agreement as follows:

                                    Amendment

         1. Capitalized terms defined in the Agreement shall have the same meaning in this Amendment One as in the Agreement.

         2. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

         3. Appendix A of the Agreement is deleted in its entirety and replaced with Appendix A-1 attached hereto, and the Licensed Programs defined and listed in Appendix A-1 shall be deemed the Voxware Products for purposes of the Agreement. All terms, conditions and restrictions applicable to the Voxware Products in the Agreement shall apply to the Licensed Programs in Appendix A-1 unless otherwise specified herein.

         4. The third sentence of Paragraph (1)(c) of Section I is deleted and replaced with the payment schedule set forth in Section 1of Appendix A-2 attached hereto.

         5. The last sentence of Paragraph 2 of Section I of the Agreement is deleted and replaced with the following:
            "Bug fixes or enhancements, modifications, and computer software platforms of the Voxware Products, all of the foregoing which are offered without additional charge to all other customers under normal maintenance agreements are free to Netscape."

         6. Voxware shall deliver the Licensed Programs listed in Appendix A-1 to this Amendment One according to the schedule specified in Appendix A-2. Netscape's acceptance or rejection of the Licensed Programs shall be in accordance with the terms and conditions set forth in the Agreement unless otherwise set forth in this Amendment One.

         7. Notwithstanding anything in the Agreement to the contrary, Netscape shall be entitled to use the Licensed Programs as contemplated hereunder and under the Agreement, solely as integrated in, bundled with, or for use in connection with Netscape product(s) and any components thereof.

         8. The following provisions in the Agreement are no longer in effect and are deleted in their entirety: Paragraph (1)(d) of Section I; the third to last and second to last sentences of Paragraph 2 of Section I; Paragraph 5 of Section I; and Appendix B.

         9. The first and third sentences of Paragraph 7 of Section I of the Agreement (as amended), are deleted and replaced with the following:

            "The term of this Agreement as amended by Amendment One shall continue for a period of three (3) years from the Effective Date of Amendment One. Thereafter, the Agreement will automatically renew for successive terms of one (1) year each unless Netscape provides written notice of non-renewal to Licensor at least ninety (90) days prior to the expiration of the then current term. Commencing one (1) year after the first commercial shipment of the first Netscape product released after the Effective Date of Amendment One incorporating the Licensed Programs hereunder, Netscape shall be entitled to terminate this Agreement at any time upon ninety (90) days advance written notice to Licensor.

         10. Provided Netscape accepts the Voxware Products pursuant to the acceptance criteria in the Agreement, the parties shall issue a joint press release announcing that Netscape is planning to incorporate the Voxware Products in a Netscape product within thirty (30) days after Netscape's first release after the Effective Date of this Amendment One of a Netscape product containing Voxware Products. Netscape will provide a brief quote (no more than twenty five (25) words in length ) for the purposes of such press release. Such press release shall be subject to both parties prior review and approval.

         Except as expressly specified herein, all terms and conditions of the Agreement shall remain in full force and effect and shall apply to the subject matter of this Amendment.

         IN WITNESS WHEREOF, the parties indicate their agreement with and acceptance of the terms and conditions contained in this Amendment, and this Amendment is hereby made a part of the Agreement, as of the date first provided above.

         NETSCAPE COMMUNICATIONS      VOXWARE, INC.
         CORPORATION



         /s/ John M. Paul             /s/ Kenneth H. Traub
         --------------------------   ------------------------------------------
         Signature                    Signature

         John M. Paul                 Kenneth H. Traub
         --------------------------   ------------------------------------------
         Print Name                   Print Name

         Senior Vice President        Executive V.P. and Chief Financial Officer
         --------------------------   ------------------------------------------
         Title                        Title

                                 APPENDIX A-1

                     DESCRIPTION OF SOFTWARE DELIVERABLES

Functional Specifications of the software programs to be delivered to Netscape

A.       Overview

Voxware will deliver the software programs described in this Appendix ("Licensed Programs"). Below is the table describing general requirements of each platform.

---------------------------------------------------------------------------------------------------
  Platform(s)                    Encoder                              Decoder
---------------------------------------------------------------------------------------------------
  Win32 (Intel)                Wrapper:  ACM & QuickTime           Wrapper:  ACM & QuickTime
                               Keyed for use with Netscape         Minimum CPU: 486/100MHz or
  Windows 95                   products and components thereof     Pentium 75
  Windows NT 3.51 w/           Minimum CPU: Pentium 133
  Service Pack 5
  Windows NT 4.0 & higher
---------------------------------------------------------------------------------------------------
  Solaris 2.51 & higher        Wrapper:  Standard Voxware APIs     Wrapper:  Standard Voxware APIs
---------------------------------------------------------------------------------------------------
  Digital Unix 4.0b & higher   Wrapper:  Standard Voxware APIs     Wrapper:  Standard Voxware APIs
---------------------------------------------------------------------------------------------------
  IBM AIX 4.21 & higher        Wrapper:  Standard Voxware APIs     Wrapper:  Standard Voxware APIs
---------------------------------------------------------------------------------------------------
  Irix 6.2 & higher            Wrapper:  Standard Voxware APIs     Wrapper:  Standard Voxware APIs
---------------------------------------------------------------------------------------------------
  HP UX 10.02 & higher         Wrapper:  Standard Voxware APIs     Wrapper:  Standard Voxware APIs
---------------------------------------------------------------------------------------------------

Licensor will either (a) provide backwards compatibility for decoders of the Licensed Programs, with versions of the Licensed Programs previously licensed to streaming media companies; or (b) provide the previous version(s) of the applicable Licensed Program(s) to Netscape.

Notwithstanding anything in this Amendment to the contrary, Netscape shall be authorized to use internally subject to the terms and condition of the Agreement as amended herein, the encode portion of the Licensed Programs on the Unix platforms specified above only, in order to internally develop Netscape's Unix-based content creation tools and directly license such tools to end user customers of Netscape which lack a Win 32 environment.

B.       General Description of Codecs - Encoder/Decoder Functionality

----------------------------------------------------------------------------------------------
       Codec          Bandwidth     Sampling Rate     Frame Size     Samples per     Encoded
                                                                        Frame        Bits per
                                                                                       Frame
----------------------------------------------------------------------------------------------
   Voice Codes
----------------------------------------------------------------------------------------------
       RT24           2400 bps          8 kHz          22.5 ms           180             54
----------------------------------------------------------------------------------------------
       RT29           2978 bps          8 kHz          22.5 ms           180             67
----------------------------------------------------------------------------------------------
   Mono  Codes
----------------------------------------------------------------------------------------------
        AC8           8000 bps          8 kHz           64 ms            512            512
----------------------------------------------------------------------------------------------
       AC10           10000 bps         11 kHz        46.44 ms           512            464
----------------------------------------------------------------------------------------------
       AC16           16000 bps         16 kHz          64 ms            1024           1024
----------------------------------------------------------------------------------------------
       AC24           24031bps          22 kHz        46.44 ms           1024           1116
----------------------------------------------------------------------------------------------
       AC32           32041 bps        44.1 kHz       46.44 ms           2048           1488
----------------------------------------------------------------------------------------------
      Stereo
----------------------------------------------------------------------------------------------
       ACS16          16000 bps         8 kHz           64 ms            512            1024
----------------------------------------------------------------------------------------------
       ACS20          20000 bps         11 kHz        46.44 ms           512            928
----------------------------------------------------------------------------------------------
       ACS32          32000 bps         16 kHz          64 ms            1024           2048
----------------------------------------------------------------------------------------------
       ACS48          48062 bps         22 kHz        46.44 ms           1024           2232
----------------------------------------------------------------------------------------------
       ACS64          64083 bps        44.1 kHz       46.44 ms           2048           2976
----------------------------------------------------------------------------------------------

Decoders will include frame loss concealment ("FLC") functionality.

D.       Key Mechanism

         Voxware's Encoder will be protected by a key locking mechanism. This key will be specific to the Netscape Communications Corporation and must be used to enable the MetaSound AC Codecs. Voxware will provide a tool to Netscape to unlock this key, source code for the key unlocking mechanism, and written documentation describing how the key works and how to use it.

                                 APPENDIX A-2

                         Delivery And Payment Schedule

1. Provided Netscape has not earlier terminated the Agreement in accordance with the terms of the Agreement as amended in this Amendment One, Netscape will pay to Licensor nonrefundable license fees as follows:

For the one-year period commencing on the Effective Date of this Amendment One and ending on December 30, 1998, Netscape will pay to Licensor four (4) quarterly nonrefundable installments of [ * * * ] Dollars ($[ * * * ]) each, payable as follows: $ [ * * * ] due on or before January 31, 1998; $ [ * * * ] due on or before April 30, 1998; $ [ * * * ] due on or before July 31, 1998; and $ [ * * * ] due on or before October 31, 1998.

For the two-year period commencing on December 31, 1998 and ending on December 30, 2000, Netscape will pay to Licensor eight (8) quarterly nonrefundable license fee installments of [ * * * ] Dollars ($[ * * * ]) each, payable as follows: $ [ * * * ] due on or before January 31, 1999; $ [ * * * ] due on or before April 30, 1999; $ [ * * * ] due on or before July 31, 1999; $ [ * * * ] due on or before October 31, 1999; $ [ * * * ] due on or before January 31, 2000; $ [ * * * ] due on or before April 30, 2000; $ [ * * * ] due on or before July 31, 2000; and $ [ * * * ] due on or before October 31, 2000.

Quarterly license fees after the three-year term hereof (if renewed) shall be subject to written agreement in advance between the parties hereto, but shall not be less than $ [ * * * ] per quarter.

2. Netscape acknowledges delivery by Licensor and acceptance by Netscape of the Licensed Programs on the Beta Win 32 platform with ACM as of the date of this Amendment.

3. Licensor will provide two (2) Updates for each of the Licensed Programs, on or before the following dates:

-------------------------------------------------------------------------------------------
 Platform                              Processor             First Update     GCA Version
-------------------------------------------------------------------------------------------
 Win32 with ACM                        Intel                   12/19/97          3/9/98
-------------------------------------------------------------------------------------------
 Win32 with QuickTime                  Intel                     4/6/98         4/13/98
-------------------------------------------------------------------------------------------
 Solaris 2.51 & higher                 SPARC                     2/9/98          3/2/98
-------------------------------------------------------------------------------------------
 Digital Unix 4.0b & higher            Alpha                    2/16/98          3/9/98
-------------------------------------------------------------------------------------------
 IBM AIX 4.21 & higher                 RS6000                    3/2/98         3/23/98
-------------------------------------------------------------------------------------------
 Irix 6.2 & higher                     MIPS                      3/2/98         3/23/98
-------------------------------------------------------------------------------------------
 HP UX 10.02& higher                   PA RISC                  3/30/98          4/6/98
-------------------------------------------------------------------------------------------

"First Update" means functionally complete code; and "GCA Version" means the generally commercially available version. The GCA Version shall be the version of the Licensed Program which Netscape tests under the acceptance procedures set forth in the Agreement.

4. As part of Licensor's support obligations, Licensor shall use reasonable efforts to cooperate with Netscape to evaluate and assist in the operability between the Licensed Programs and third party content creation tools, in a manner and at terms to be mutually agreed upon.